UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2021

Claros Mortgage Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-40993	47-4074900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Mack Real Estate Credit Strategies, L.P.
60 Columbus Circle, 20th Floor
New York, New York	10023
(Address of principal executive offices)	(Zip Code)

(212) 484-0050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMTG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Underwriting Agreement

On November 5, 2021, Claros Mortgage Trust, Inc., a Maryland corporation (the “Company”), closed its initial public offering (the “Offering”) of 5,524,934 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), pursuant to the Company’s registration statement on Form S-11 (File No. 333-260140) under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Offering, the Company entered into the Underwriting Agreement, dated November 2, 2021, by and among the Company and Claros REIT Management LP, as external manager to the Company (the “Manager”), on the one hand, and Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, on the other hand (the “Underwriting Agreement”).

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company and the Manager, customary conditions to closing, indemnification obligations of the Company and the underwriters, including for liabilities under the Securities Act, certain other obligations of the parties and termination provisions. The underwriters have a 30-day option to purchase up to 828,739 additional shares of Common Stock. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment and Restatement.

On November 3, 2021, the Company filed with the State Department of Assessments and Taxation of Maryland its Articles of Amendment and Restatement. A copy of the Company’s Articles of Amendment and Restatement, which became effective on the filing date of November 3, 2021, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amended and Restated Bylaws.

The Company also adopted its Amended and Restated Bylaws effective November 2, 2021. A copy of the Company’s Amended and Restated Bylaws effective as of November 2, 2021 is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated November 2, 2021 by and among Claros Mortgage Trust, Inc., Claros REIT Management LP and Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

3.1	Articles of Amendment and Restatement of Claros Mortgage Trust, Inc.

3.2	Amended and Restated Bylaws of Claros Mortgage Trust, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Claros Mortgage Trust, Inc.

Dated: November 5, 2021	By:	/s/ J. Michael McGillis
J. Michael McGillis
President and Chief Financial Officer